Supplement dated October 10, 2025 to the Statutory Prospectus dated May 1, 2025 for the following variable universal life policies:

Issued by Pacific Life Insurance Company

Pacific Prime VUL (offered before 5/26/2017)

Pacific Select Exec

Pacific Select Exec II

Pacific Select Exec II (2004)

Pacific Select Exec III

Pacific Select Exec IV

Pacific Select Exec V

M's Versatile Product

M's Versatile Product VIII

MVP VUL Accumulator

MVP VUL Survivorship 3

Pacific Select VUL

Pacific Select Estate Preserver VI

Pacific Select Performer 500

Pacific Select VUL-Accumulation

Pacific Select Excel Survivorship VUL (offered before 5/26/2017)

Pacific Select Survivorship VUL

M's Versatile Product VI

M's Versatile Product VII

M's Versatile Product IX

M's Versatile Product-Survivorship II

MVP VUL 10

MVP VUL 10 LTP

Issued by Pacific Life & Annuity Company
Pacific Select Exec V - NY

The purpose of this supplement is to announce an underlying fund change. This supplement must be preceded or accompanied by the Statutory Prospectus, for your Policy, as supplemented. All information in the Prospectus dated May 1, 2025, remains in effect unless otherwise supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. "We'', "us'', or "our" refer to Pacific Life Insurance Company or Pacific Life & Annuity Company, as applicable; "you" or "your" refer to the Policy Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 347-7787 or (800) 595-6997 for New York contracts, or online at http://www.PacificLife.com/Prospectuses. Please retain this supplement for future reference.

Effective November 3, 2025, the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT is amended to reflect the following changes:

•	The Subadvisor for the Pacific Select Fund Small-Cap Growth will change from MFS Investment Management to Goldman Sachs Asset Management L.P. (“GSAM”).

Form No. 15-53340-00

85-53341-00